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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2002

UNITED STATIONERS INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-10653 (Commission file number)	36-3141189 (I.R.S. employer identification no.)

UNITED STATIONERS SUPPLY CO.
(Exact name of Registrant as specified in charter)

Illinois (State or other jurisdiction of incorporation)	33-59811 (Commission file number)	36-2431718 (I.R.S. employer identification no.)
2200 East Golf Road Des Plaines, Illinois (Address of Principal Executive Offices)		60016-1267 (Zip Code)

Registrants' telephone number, including area code:    (847) 699-5000

Item 7.    Financial Statements and Exhibits

(c) Exhibits

99.1
Statement under Oath of Randall W. Larrimore, President and Chief Executive Officer, of United Stationers Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2
Statement under Oath of Kathleen S. Dvorak, Senior Vice President and Chief Financial Officer, of United Stationers Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.    Regulation FD Disclosure

        On August 13, 2002, Randall W. Larrimore, President and Chief Executive Officer, and Kathleen S. Dvorak, Senior Vice President and Chief Financial Officer, of United Stationers Inc. each filed with the Securities and Exchange Commission a statement under oath regarding facts and circumstances relating to various recent filings made by United Stationers Inc. under the Securities Exchange Act of 1934. Copies of these statements are attached as exhibits to this report.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Stationers Inc. United Stationers Supply Co.
Dated: August 13, 2002	By:	/s/ KATHLEEN S. DVORAK Kathleen S. Dvorak Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Statement under Oath of Randall W. Larrimore, President and Chief Executive Officer, of United Stationers Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement under Oath of Kathleen S. Dvorak, Senior Vice President and Chief Financial Officer, of United Stationers Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
Signatures
INDEX TO EXHIBITS